OPPENHEIMER DISCOVERY FUND

Supplement dated May 17, 2013 to the

Prospectus and Statement of Additional Information dated January 28, 2013

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of Oppenheimer Discovery Fund (the “Fund”) dated January 28, 2013.

The following information is added to the sections titled “More About Your Account” beginning on page 9 of the Prospectus and “How to Buy Shares” beginning on page 53 of the SAI:

Effective as of the close of the New York Stock Exchange (NYSE) on June 28, 2013 (the "Closing Date"), the Fund will no longer accept purchase orders from new investors and existing Fund shareholders will no longer be able to purchase new shares or exchange shares of other funds into the Fund, subject to the following exceptions:

•	Existing shareholders can continue to purchase shares through dividend and capital gain reinvestments.

•	Existing shareholders in broker/dealer wrap-fee programs can continue to purchase shares and exchange into the Fund. Existing broker/dealer wrap-fee programs can add new shareholders. The Fund will not be available to new broker/dealer wrap-fee platforms.

•	Existing shareholders in the following types of retirement plans can continue to purchase shares and exchange into the Fund: defined contribution (DC), 401(k) (including “Single K”), 403(b) custodial plans, pension and profit sharing plans, defined benefit plans (including “Single DB Plus”), SIMPLE IRAs and SEP IRAs. New participants in such plans that currently offer the Fund as an investment option can elect to purchase new shares of the Fund. However, the Fund will be closed to new retirement plans. New retirement plans that are authorized prior to the Closing Date will have until September 30, 2013 to fund the account.

•	Existing shareholders that have an investment allocation to the Fund through an OppenheimerFunds Portfolio Builder account prior to the Closing Date can continue to purchase shares and exchange into the Fund.

•	Existing registered investment advisor (RIA) and bank trust firms that have an investment allocation to the Fund in a fee-based, wrap or advisory account, can continue to add new clients, purchase shares, and exchange into the Fund. The Fund will not be available to new RIA and bank trust firms.

•	Existing shareholders in private banks can continue to purchase shares and exchange into the Fund. Existing private banks that have an investment allocation to the Fund can add new clients. The Fund will not be available to private banks or private bank platforms that are not already invested in the Fund.

•	Existing 529 Plans that currently include the Fund within one or more of their investment options can continue to purchase shares and exchange into the Fund. The Fund will not be available to new plans or existing plans that do not currently invest in the Fund.

•	Funds-of-funds, including those affiliated with the Fund’s investment adviser and non-affiliated funds-of-funds, that have an investment in the Fund as of the Closing Date can continue to purchase shares of the Fund. The Fund will not be available to new funds-of-funds.

•	The Fund reserves the right, in its discretion, to accept purchases and exchanges from institutional investors which may include, among others, corporations, endowments, foundations and insurance companies.

Existing shareholders as of the Closing Date who later sell all of their shares of the Fund will not be permitted to establish new accounts or reinvest in the Fund.

Present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Fund’s investment adviser and its affiliates, its parent company and the subsidiaries of its parent company will not be permitted to purchase additional shares of the Fund after the Closing Date unless such purchase is through an exception listed above.

May 17, 2013	PS0500.039